Prospectus Supplement
John Hancock Variable Insurance Trust
Strategic Equity Allocation Trust (the fund)
Supplement dated April 3, 2024 to the current Prospectus, as may be supplemented (the Prospectus)
As of June 6, 2024 (the Effective Date), David J. Rule, CFA, FRM will no longer serve as a portfolio manager for the fund. Accordingly, as of the effective date, all references to Mr. Rule will be removed from the Prospectus.
As of the Effective Date, Michael J. Comer, CFA, James Robertson, CIM, and Nathan W. Thooft, CFA will continue to serve as portfolio managers and be jointly and primarily responsible for the day-to-day management of the fund’s portfolio.
You should read this supplement in conjunction with the Prospectus and retain it for your future reference.

Statement of Additional Information Supplement
John Hancock Variable Insurance Trust
Supplement dated April 3, 2024 to the current Statement of Additional Information, as may be supplemented (the SAI)
Strategic Equity Allocation Trust (the fund)
As of June 6, 2024 (the Effective Date), David J. Rule, CFA, FRM will no longer serve as a portfolio manager for the fund. Accordingly, as of the Effective Date, all references to Mr. Rule will be removed from the SAI.
As of the Effective Date, Michael J. Comer, CFA, James Robertson, CIM, and Nathan W. Thooft, CFA, will continue to serve as portfolio managers and be jointly and primarily responsible for the day-to-day management of the fund’s portfolio.
You should read this supplement in conjunction with the SAI and retain it for your future reference.